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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported July 26, 2006): August 1, 2006


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                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)
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             DELAWARE                  333-78571-02            04-3433730
  (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                          Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)


                             ----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.    Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

         Muzak LLC (the "Company or Muzak") announced on July 26, 2006 that Thomas J. Gantert has been named as the Company's Chief Operating Officer. Mr. Gantert reports to Steve Villa, the Company's CEO.

         Mr. Gantert, 46 years of age, has been the Company's Senior Vice President of Operations since October 2004 and served as the Company's Vice President of Field Operations from May 2004 to October 2004. From October 2002 to May 2004, he served as the regional general manager of the Company's Denver, Dallas, Houston, Kansas City and Omaha office. From March 1999 to October 2002, Mr. Gantert served as the Regional Vice President of the Company's California, Portland, Seattle, Denver, Phoenix, Salt Lake City and Boise office. Mr. Gantert and the Company are parties to an employment agreement, the material terms of which are more fully disclosed in the Muzak Holdings LLC's Annual Report on Form 10-K for the fiscal year ended on December 31, 2005

         The Company has a Consulting Service Agreement with Composing Spaces, an interior design and property management company operated by Maggie Gantert, Mr. Gantert's wife. Composing Spaces is assisting us in identifying and designing field office and warehouse locations which are consistent with our current staffing levels. The Company incurred fees and expenses of $45.0 thousand in 2005 in connection with such services.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    August 1, 2006

Muzak Holdings LLC



By:      /s/ Stephen P. Villa
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Name:    Stephen P. Villa
Title:   Chief Executive Officer






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